Company Update First Quarter 2021 May 3, 2021

Safe Harbor Statement This presentation contains what the company believes are forward-looking statements related to future financial results and business operations for Cooper Tire & Rubber Company. Actual results may differ materially from current management forecasts and projections as a result of factors over which the company may have limited or no control. Information on certain of these risk factors and additional information on forward-looking statements are included in the company’s reports on file with the Securities and Exchange Commission and set forth at the end of this presentation. 2

Available Information You can find Cooper Tire on the web at coopertire.com. Our company webcasts earnings calls and presentations from certain events that we participate in or host on the investor relations portion of our website (http://coopertire.com/investors.aspx). In addition, we also make available a variety of other information for investors on the site. Our goal is to maintain the investor relations portion of the website as a portal through which investors can easily find or navigate to pertinent information about Cooper Tire, including: • our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and any amendments to those reports, as soon as reasonably practicable after we electronically file that material or furnish it to the Securities and Exchange Commission (“SEC”); • information on our business strategies, financial results and selected key performance indicators; • announcements of our participation at investor conferences and other events; • press releases on quarterly earnings, product and service announcements and legal developments; • corporate governance information; and • other news and announcements that we may post from time to time that investors may find relevant. The content of our website is not intended to be incorporated by reference into this presentation or in any report or document we file with or furnish to the SEC, and any references to our website are intended to be inactive textual references only. 3

Three Months Ended March 31, 2021 Financial Performance Highlights 4 Amounts are unaudited and may not add due to rounding. (millions USD, except EPS) Net Sales by Segment Q1 2021 Q1 2020 Change from Prior Year Americas Tire $ 562 $ 457 23.0% International Tire 139 102 36.1% Eliminations (46) (28) 65.3% Total Company $ 656 $ 532 23.3% Operating Profit (Loss) by Segment OP % OP % Americas Tire $ 60 10.7 $ 10 2.3 $ 49 International Tire 3 2.3 (10) (10.0) 13 Unallocated Corporate Charges (23) (7) (16) Eliminations (2) 1 (3) Total Company $ 38 5.8 $ (6) (1.2) $ 44 Earnings (Loss) per share, diluted $ 0.43 $ (0.23) $ 0.67 Cash and cash equivalents $ 460 $ 433 $ 27

Operating Results Walk Total Company Q1 2020 to Q1 2021 5 Amounts are unaudited and may not add due to rounding. ($ millions) (6) 7 13 29 11 3 2 (11) (9) (1) 38 20 20 O pe ra tin g Lo ss Ra w Ma te ria ls* Pr ice /M ix Vo lu m e Re st ru ct ur in g* * Ma nu fa ct ur in g Pr od uc t L iab ilit y De al- Re lat ed C os ts *** SG &A Ot he r 20 21 O pe ra tin g Pr of it $-25 $0 $25 $50 $75 $100 $44 $20 Net Price/Mix vs. Raw Materials * Includes lower tariff costs resulting from the company's sourcing strategy. ** Q1 2020 included $11 million of restructuring charges related to the transition at the company's now wholly owned Mexico manufacturing facility. *** Includes $5 million of advisory, legal and other professional fees, as well as an increase of $6 million in mark to market costs of stock-based liabilities subsequent to the merger announcement. The mark to market cost represents the impact of the movement in the company's closing stock price from the last trading day prior to the merger agreement announcement compared to the closing price of company's stock on the day of the announcement.

Operating Results Walk Americas Tire Operations Q1 2020 to Q1 2021 6 ($ millions) 10 4 15 22 11 2 1 (3) (2) 60 20 20 O pe ra tin g Pr of it Ra w Ma te ria ls* Pr ice /M ix Vo lu m e Re st ru ct ur in g* * Pr od uc t L iab ilit y Ma nu fa ct ur in g SG &A Ot he r 20 21 O pe ra tin g Pr of it $0 $25 $50 $75 $100 $19 Net Price/Mix vs. Raw Materials $50 Amounts are unaudited and may not add due to rounding. * Includes lower tariff costs resulting from the company's sourcing strategy. ** Q1 2020 included $11 million of restructuring charges related to the transition at the company's now wholly owned Mexico manufacturing facility.

(10) 3 2 7 2 (1) 3 20 20 O pe ra tin g Lo ss Ra w Ma te ria ls Pr ice /M ix Vo lu m e Ma nu fa ct ur in g SG &A 20 21 O pe ra tin g Pr of it $-20 $-10 $0 $10 Operating Results Walk International Tire Operations Q1 2020 to Q1 2021 7 ($ millions) $5 Net Price/Mix vs. Raw Materials $13 Amounts are unaudited and may not add due to rounding.

1Q 02 1Q 03 1Q 04 1Q 05 1Q 06 1Q 07 1Q 08 1Q 09 1Q 10 1Q 11 1Q 12 1Q 13 1Q 14 1Q 15 1Q 16 1Q 17 1Q 18 1Q 19 1Q 20 1Q 21 0 50 100 150 200 250 300 CTB Raw Material Price Index North America 8 Q1 2021 Average = 153.6 Q2 2021 is an estimate

Non-GAAP Measures 9 Non-GAAP financial measures should be considered in addition to, not as a substitute for, other financial measures prepared in accordance with generally accepted accounting principles (“GAAP”). The company’s methods of determining these non-GAAP financial measures may differ from the methods used by other companies for these or similar non-GAAP financial measures. Accordingly, these non-GAAP financial measures may not be comparable to measures used by other companies. Pursuant to the requirements of SEC Regulation G, detailed reconciliations between the company’s GAAP and non-GAAP financial results were posted, by incorporation within this presentation, on the company’s Investor Relations website at http://coopertire.com/investors.aspx on the day the company’s operating and financial results were announced for the quarter ended March 31, 2021 and management presented certain non-GAAP financial measures during a conference call with analysts and investors. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the company’s earnings releases and annual and quarterly SEC filings.

Non-GAAP Measures 10 Return on Invested Capital (ROIC) The company is using non-GAAP financial measures in this document because it considers them to be important supplemental measures of the company’s performance. The company believes ROIC provides additional insight for analysts and investors in evaluating the company’s financial and operating performance. The company defines ROIC as the trailing four quarters’ after tax operating profit, utilizing the company’s adjusted effective tax rate, divided by the total invested capital, which is the average of ending debt and equity for the last five quarters. The company believes ROIC is a useful measure of how effectively the company uses capital to generate profits. Calculation of Return on Invested Capital for April 1, 2020 - March 31, 2021 (millions USD) Operating profit $ 275 Adjusted (Non-GAAP) effective tax rate 24.1 % Income tax expense on operating profit $ 66 Adjusted operating profit after taxes $ 209 Total invested capital $ 1,762 Return on invested capital 11.8 % Amounts may not add due to rounding.

Non-GAAP Measures 11 Calculation of Total Invested Capital (five quarter average) (millions USD) Equity Long-term debt and finance leases Current portion of long-term debt and finance leases Short-term borrowings Total invested capital March 31, 2021 $ 1,423 $ 309 $ 21 $ 5 $ 1,758 December 31, 2020 1,411 314 24 16 1,765 September 30, 2020 1,349 319 23 15 1,706 June 30, 2020 1,197 325 22 245 1,789 March 31, 2020 1,196 302 15 278 1,791 Five Quarter Average $ 1,315 $ 314 $ 21 $ 112 $ 1,762 Trailing Four Quarter Effective Tax Rate (millions USD) Adjusted (Non-GAAP) provision for income taxes $ 56 Income before income taxes $ 234 Adjusted (Non-GAAP) effective income tax rate 24.1 % Amounts may not add due to rounding.

Non-GAAP Measures 12 Amounts may not add due to rounding. Calculation of Trailing Four Quarter Income and Expense Inputs Quarter-ended: Operating profit as reported Income tax provision (benefit) as reported Income (Loss) before income taxes as reported March 31, 2021 $ 38 $ 9 $ 31 December 31, 2020 $ 60 $ 8 $ 46 September 30, 2020 $ 172 $ 40 $ 163 June 30, 2020 $ 5 $ (1) $ (7) Trailing four quarters $ 275 $ 56 $ 234

Risks 13 Forward-looking statements include, but are not limited to, statements that relate to, or statements that are subject to risks, contingencies or uncertainties that relate to: • the ability to complete the proposed merger of the company and Goodyear on anticipated terms and timetable; • the effect of restructuring or reorganization of business components; • uncertainty and weaknesses in global economic conditions, including the impact of the ongoing coronavirus (COVID-19) pandemic, or similar public health crises, on the company’s and Goodyear’s financial condition, operations, distribution channels, customers and suppliers, as well as potentially exacerbating other factors discussed herein; • continued volatility in raw material and energy prices, including those of rubber, steel, petroleum-based products and natural gas or the unavailability of such raw materials or energy sources, which may impact the price-adjustment calculations under sales contracts; • delays or disruptions in the supply chain resulting in increased costs or disruptions in operations; • the ability to cost-effectively achieve planned production rates or levels; • the ability to successfully identify and consummate any strategic investments or development projects; • the outcome of any contractual disputes with customers, joint venture partners or any other litigation or arbitration; • impacts of existing and increasing governmental regulation and related costs and liabilities, including failure to receive or maintain required operating and environmental permits, approvals, modifications or other authorization of, or from, any governmental or regulatory entity and costs related to implementing improvements to ensure compliance with regulatory changes; • the ability to maintain adequate liquidity, level of indebtedness and the availability of capital could limit cash flow available to fund working capital, planned capital expenditures, acquisitions and other general corporate purposes or ongoing needs of the business; • the ability to continue to pay cash dividends, and the amount and timing of any cash dividends; • availability of capital and ability to maintain adequate liquidity; • the impact of labor problems, including labor disruptions at the company, its joint ventures, or at one or more of its large customers or suppliers; • the ability of our customers, joint venture partners and third party service providers to meet their obligations on a timely basis or at all; • adverse changes in interest rates and tax laws; and • the potential existence of significant deficiencies or material weakness in our internal control over financial reporting. We have based our forward-looking statements on our current expectations, estimates and projections about our industry and our partnership. We caution that these statements are not guarantees of future performance and you should not rely unduly on them, as they involve risks, uncertainties, and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. While our management considers these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, our actual results may differ materially from the future performance that we have expressed or forecast in our forward-looking statements. Differences between actual results and any future performance suggested in our forward-looking statements could result from a variety of factors, including the following: • the failure to satisfy various other conditions to the closing of the transaction contemplated by the merger agreement; • the failure to obtain governmental approvals of the transaction on the proposed terms and schedule, and any conditions imposed on the combined company in connection with consummation of the transaction; • the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; • disruption from the proposed transaction making it more difficult to maintain relationships with customers, partners, employees or suppliers; • the risk that the proposed transaction may be less accretive than expected, or may be dilutive, and that the combined company may fail to realize the benefits expected from the Merger; • risks relating to any unforeseen liabilities of Goodyear or the company; • the volatility in raw material and energy prices, including those of rubber, steel, petroleum-based products and natural gas or the unavailability of such raw materials or energy sources; extensive governmental regulation; • changes to tariffs or trade agreements, or the imposition of new or increased tariffs or trade restrictions, imposed on tires, raw materials or manufacturing equipment which the company uses, including changes related to tariffs on tires, raw materials and tire manufacturing equipment imported into the U.S. from China or other countries, as well as changes to trade agreements resulting from the United Kingdom's withdrawal from the European Union; • future laws and regulations or the manner in which they are interpreted and enforced; • the inability to obtain and/or renew permits necessary for the operations; • existing and future indebtedness may limit cash flow available; • operating expenses could increase significantly if the price of electrical power, fuel or other energy sources increases; • changes in credit ratings issued by nationally recognized statistical rating organizations; • risks involving the acts or omissions of our joint venture partners; • natural disasters, weather conditions, disruption of energy, unanticipated geological conditions, equipment failures, and other unexpected events; • a disruption in, or failure of our information technology systems, including those related to cybersecurity; failure of outside contractors and/or suppliers to perform; • the cost and time to implement a strategic capital project may be greater than originally anticipated; • reliance on estimates of recoverable reserves; and • the risks that are described from time to time in Goodyear’s and the company’s respective reports filed with the SEC. We undertake no obligation to update any forward-looking statements except to the extent required by applicable law.